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                                  SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d) (2))
[ ] Definitive Information Statement

                                   ECOM, INC.
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant(s))

Payment of Filing Fee (Check the appropriate box):

 [x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14c- 5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  (4) Date Filed:

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                                   ECOM, INC.
                                 294 Valley Road
                         Middletown, Rhode Island 02842

                              INFORMATION STATEMENT

      **WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                  US A PROXY**


                                eCom Corporation
                                 294 Valley Road
                         Middletown, Rhode Island 02842
                              Phone: (401) 841-0430

     INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF
                    THE MAJORITY OF THE MAJORITY STOCKHOLDERS


GENERAL INFOMATION

This information is being provided to the shareholders of eCom Corporation (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing, the adoption of the Certificate of Amendment of the Articles of Incorporation (the "Articles of Amendment"). On February 21, 2003, the Company's Board of Directors approved and recommended that the Articles of Incorporation be amended and restated in order to:

               1)   Change the Company's Name to Columbia Bakeries, Inc.
               2) Increase the aggregate number of shares which the corporation shall have authority to issue shall from 200,000,000 shares of Common stock having a $.001 par value to 300,000,000 shares of Common stock having a $.001 par value.

The Certificate of Amendment of the Articles of Incorporation were approved by written consent on February 21, 2003, of the stockholders owing a majority of the outstanding common Stock, and the Restated Articles of Incorporation will be filed and accepted by the Nevada Secretary of State not to become effective until 20 days from the date of mailing of this Information statement to our shareholders.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on, or about April __, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was February 21, 2003, (the "Record Date").

.................................................................................

eCom's board of directors collectively made its determination with respect to the transaction based on the unanimous conclusion reached by its members, in light of the factors that each of them considered appropriate, that the transaction is in eCom's best interests and the best interests of its shareholders. The Company originally filed.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, this increase in authorized capitalization will have on the market price of the Company's common stock.

NO DISSENTER'S RIGHTS

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights, and we will not independently provide our shareholders with any such right.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

In February 2003, the Board of Directors approved, subject to the approval of the Company's stockholders, the Certificate of Amendment of the Articles of Incorporation, which amends and/or adds certain provisions of the Articles of Incorporation to:

               o    Change the Company's name to Columbia Bakeries, Inc.
               o Increase the number of the Company's authorized common shares, from 200,000,000 shares of common stock to 300,000,000 shares with the par value remaining at $.001.

On February 21, 2003, stockholders owning a majority of the outstanding common stock approved the Certificate of Amendment of Articles of Incorporation attached as Exhbit "A". A copy of the Restated articles of Incorporation is attached to this document as Exhibit "B".

EFFECT OF THE CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

After the Amended Articles of Incorporation become effective, the Company will have 300,000,000 common shares authorized. This change does not effect the relative rights or privileges of the holders of currently outstanding Common Stock.

REASON FOR THE AMENDMENT AND RESTATED ARTICLES

The Board of Directors has unanimously approved, subject to Stockholder approval, and amendment to eCom's Articles of Incorporation changing the name of the corporation to Columbia Bakeries, Inc. and to increase the number of authorized common shares, $0.01 par vale, from two hundred million to three hundred million shares, $0.01 par value. The proposed changes to eCom's articles of Incorporation has been incorporated into the proposed Certificate of Amendment of Articles of Incorporation of eCom's Articles of Incorporation included as Exhibit "A".
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Changing the Company's will reflect the new business activities in which the
Company has been engaged. Increasing the number of authorized shares will give the company needed flexibility to raise operating capital by enhancing its capitalization.

In making this decision, the Board of Directors was principally influenced by the need Company's need to seek additional equity capital in order to expand it operations and to compensate employees. The additional number of authorized shares will, for the immediate term, give the Company added flexibility to utilize these shares to help it finance and capitalize the company.

CONCLUSION

As a matter or regulatory compliance, we are sending you this Information statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROZY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INORMATIONAL PURPOSES ONLY.

Date:  March____, 2003                    For the Board of
                                          Directors of
                                          eCom Corporation

                                          /s/ Rounsevelle Schuam
                                              ------------------
                                              Rounsevelle Schuam

                                   EXHIBIT "A"
                         CERTIFICATE OF AMENDMENT OF THE
                     ARTICLES OF INCORPORATION OF ECOM, INC.

(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

We the undersigned do hereby certify that:

1. Ecom, Inc. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on_____ .

2.   The Articles of Incorporation are hereby amended by deleting the existing
     ARTICLE I and replacing it with:

ARTICLE 1:  Name of Corporation:  Columbia Bakeries, Inc.

     and by deleting the existing ARTICLE IV and replacing it in its entirety with the following amendment:

     "ARTICLE 4: Authorized Shares: The aggregate number of shares which the corporation shall have authority to issue shall consist of 300,000,000 shares of Common Stock having a $.001 par value, and 20,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions."

3. This amendment to the Articles of incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation was a majority of the shareholders; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


The undersigned has signed this Article on February 21, 2003.

                                   EXHBIT "B"
                      RESTATED ARTICLES OF INCORPORATION
                             Columbia Bakeries, Inc.
                            Formerly ECOM Corporation

1.Name of Company: Columbia Bakeries, Inc.

2.Resident Agent:

The resident agent of the Company is: Corporation Trust Co. of Nevada, 6100 Neil Road #500, Reno, Nevada 89511.

3.Board of Directors:

The Company shall initially have one director (1) who is Bert Blevins; 4395 Polaris Avenue; Las Vegas, NV 89103. This individual shall serve as director until their successor or successors have been elected and qualified. The number of directors may be increased or decreased by a duly adopted amendment to the By-Laws of the Corporation.

4.Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 300,000,000 shares of Common Stock having a $.001 par value, and 20,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

5.Preemptive Rights and Assessment of Shares:

Holders of Common Stock or Preferred Stock of the corporation shall not have any preference, preemptive right or right of subscription to acquire shares of the corporation authorized, issued, or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors in its sole discretion, may determine from time to time.

The Common Stock of the Corporation, after the amount of the subscription price has been fully paid in, in money, property or services, as the directors shall determine, shall not be subject to assessment to pays the debts of the corporation, nor for any other purpose, and no Common Stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended to provide for such assessment.

6.Directors' and Officers' Liability:

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

7.Indemnity:

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith.

Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer

8.Amendments:

Subject at all times to the express provisions of Section 5 on the Assessment of Shares, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-Laws, in the manner now or hereafter prescribed by statute or the Articles of Incorporation or said By-Laws, and all rights conferred upon shareholders are granted subject to this reservation.

9.Power of Directors:

In furtherance, and not in limitation of those powers conferred by statute, the Board of Directors is expressly authorized:

(a) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or repeal the By-Laws of the corporation;

(b) To authorize and caused to be executed mortgages and liens, with or without limitations as to amount, upon the real and personal property of the corporation;

(c) To authorize the guaranty by the corporation of the securities, evidences of indebtedness and obligations of other persons, corporations or business entities;

(d) To set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve;

(e) By resolution adopted by the majority of the whole board, to designate one or more committees to consist of one or more directors of the of the corporation, which, to the extent provided on the resolution or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have name and names as may be stated in the By-Laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All the corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise herein or in the By-Laws or by law.

IN WITNESS WHEREOF, I hereunder set my hand this , hereby declaring and certifying that the facts stated hereinabove are true.

                                                              \s\ Shirlee Gordan
                                                              ------------------
                                                              Shirlee Gordan
                                                              Secretary

ATTEST
SEAL




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